© 2009 CALIFORNIA MICRO DEVICES CORPORATION Q3 Fiscal 2009 Earnings Call January 29, 2009 Exhibit 99.1

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Agenda
• Q3 financial results
• Q4 guidance
• Cash flow improvements and cost saving measures
• Business update
• Market and product development update
• Q&A

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Forward Looking Statements
All items in this slideshow presentation and all statements and responses to questions in the associated earnings call which are not historical facts are forward-looking statements made in reliance upon a Federal securities law safe harbor. Such forward-looking statements are not guarantees of future performance or events; rather they are based upon our current expectations, estimates, beliefs, and assumptions about the future, which may prove incorrect, and upon our goals and objectives, which may change. Such forward-looking statements include our guidance for fiscal 2009 Q4, including revenue and operating cash flow and, both on a GAAP and Non-GAAP basis, gross margins, EPS, and operating expenses; our intended cash flow improvements and cost savings measures and their anticipated impact; our netbook opportunity; our key revenue growth opportunities; and our substantial growth opportunities through organic growth and the potential for strategic acquisitions. These statements are subject to risks such as whether our target markets and our penetration of them grow as anticipated with little price erosion; whether we are able to reduce costs to meet competition faster than product price declines; whether we encounter unanticipated expenses; whether our products have a competitive advantage in for netbooks;
whether we target the right areas for R&D and whether that R&D is successful as well as other risks and factors set forth in our fiscal 2009 second quarter  Form 10-Q and other SEC filings and in our earnings release of today. Therefore, actual events or our actual financial or other results may differ materially from those in the forward-looking statements. We disclaim any duty to update such statements which speak only as of today.

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Q3 Financial Results
For fiscal 2009, OpEx under GAAP includes $5.3M impairment of goodwill incurred during Q3.
Non-GAAP EPS is calculated excluding Arques Technology acquisition costs, employee stock-based compensation expenses, and impairment of goodwill and intangible assets, and using a cash basis tax rate.  More detail about our Non-
GAAP EPS financial measure, including how we calculate it and a reconciliation to GAAP EPS, as well as its intended use and limitations, is contained in our accompanying earnings release and in our Form 8-K dated January 29, 2009, on file with the SEC.

Q3'09 Q3'08 Q3'09 Q3'08
Revenue ($M) $9.7 $15.0 $9.7 $15.0
GM% 25.6% 32.4% 26.3% 33.0%
OpEx ($M) $11.5 $5.2 $5.8 $4.7
EPS ($0.38) $0.01 ($0.13) $0.04
Op Cash Flow ($M) ($3.9) $2.0 ($3.9) $2.0
GAAP Non-GAAP

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Q3 Financial Results (cont’d)

($M)
Q3'09 Q2'09 Q3'08
Cash & Equivalents 48.4 52.9 51.6
Receivables 3.2 7.4 6.2
Inventory 7.9 6.9 6.4
Net Fixed Assets 4.1 4.7 5.6
Goodwill 0.0 5.3 5.3
Other Assets 1.1 1.2 3.0
Total Assets 64.7 78.4 78.1
Current Liabilities 7.6 12.4 10.3
LT Liabilities 0.3 0.3 0.4
Total Liabilities 7.9 12.8 10.7
Shareholder's Equity 56.8 65.6 67.4
Total Liabilities & Equity 64.7 78.4 78.1

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Q3 Financial Results (cont’d)
• Handset protection shipments in Q3 to top 5 OEMs
were down 47% sequentially
• Greater China OEMs and ODMs were down 43%
• High Brightness LED ESD protection revenue was
down 55% mainly due to a one time inventory
correction at a major customer
• Low capacitance ESD revenue was down 24%
• Serial Display Controller revenue was down 26%
• The book to bill ratio was .30 and turns were (11%)
• ASPs declined by 13% year-on-year based on a
constant mix slightly above recent trends

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Q4 Guidance

Revenue ($M) $8.5 - $10.0 $8.5 - $10.0
GM% 30.0% - 31.5% 30.5% - 32.0%
OpEx ($M) $6.0 - $6.1 $5.6 - $5.7
EPS ($0.15) - ($0.13) ($0.13) - ($0.11)
Op Cash Flow ($M) ($3.0) - ($2.0) ($3.0) - ($2.0)
Non-GAAP
Q4
GAAP
Q4
Non-GAAP EPS is calculated excluding Arques Technology acquisition costs, employee stock-based compensation expenses, and impairment of goodwill and intangible assets, and using a cash basis tax rate.  More detail about our
Non-GAAP EPS financial measure, including how we calculate it and a reconciliation to GAAP EPS, as well as its intended use and limitations, is contained in our accompanying earnings release and in our Form 8-K dated January
29, 2009, on file with the SEC.

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Cash Flow Improvements and Cost
Saving Measures
• Continue to aggressively reduce costs and have negotiated
additional manufacturing subcontractor price reductions
• Reducing headcount by 5%
• Salary expense reduction of 8% through mandatory time off
• Reducing discretionary spending throughout the company
• Hiring freeze except for a few critical hires
• No salary increases for employees this year
• Freezing named executive salaries at the April 2007 levels
• Continuing sales of unneeded capital and other assets
• Accelerating the return to positive cash flow by renegotiating vendor, services and customer payment terms
• In total implementing over $6.0 million in annual savings

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Key Growth Opportunities
• Advanced filters and ESD protection arrays for
smartphones
• Display controllers for smartphones and netbooks
• CSP protection devices for notebooks
• HDMI protection devices for settops, DVD players
and DVRs
• ESD protection for High Brightness LEDs
• Existing protection products for embedded computing
applications
• Telecom equipment protection

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Future Prospects
• Strong cash balance and no debt provides financial
staying power
• Track record of technology innovation
• Demonstrated ability to meet the needs of major
customers in our target markets
• Substantial growth opportunities through organic
growth and the potential for strategic acquisitions

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Netbook Opportunity
• Demonstrated MIPI
®
controller for netbook
applications at Taipei Intel Developers Forum and
Mobile SID
• An estimated 17 million netbooks will ship in 2009
with more than 70% annual growth for several years
• Space and cost constraints creating interest in CSP
protection products
• Integration of broadband cellular modems creating
need for EMI filters

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
MDDI / MIPI Bridge Announcement
• November announcement of  CM5160 display
controller
• Aimed at high end handsets using MDDI or legacy
baseband processors with MIPI displays

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
Praetorian
®
III Market Traction
• Sampled first Praetorian III EMI filters during Q3
• Praetorian III products offer higher performance than
Praetorian I products at lower cost
• Their performance characteristics make them the
ideal choice for applications for a broad range of
applications in smart phones and for handsets using
emerging 4G mobile LTE processors
• Three Top 5 handset suppliers are currently
evaluating Praetorian III

© 2009 CALIFORNIA MICRO DEVICES CORPORATION
PicoGuard
XS™
Market Traction
• Sampled second product in the Extreme ESD family
of PicoGuard XS solutions
• PicoGuard XS products offer both outstanding signal
integrity and robust ESD protection for high speed
interfaces such as HDMI™ and DisplayPort
• Added second Top 5 consumer electronics customer
for Picoguard XS architecture
• Picoguard XS selected for “Product of the Year”
award by Electronic Products magazine in January
2009

© 2009 CALIFORNIA MICRO DEVICES CORPORATION Q&A 15